Press Release                                                       Exhibit 99.1
For further information, please contact:
Melissa Matson                                        Amy Garay
Manager, Corporate Communications                     Noonan Russo Presence Euro
Paradigm Genetics, Inc.                               RSCG
919-425-3000                                          212-845-4200

                           Paradigm Genetics announces
                      Third quarter 2002 financial results

RESEARCH TRIANGLE PARK, NC, November 6, 2002 -- Paradigm Genetics, Inc. (Nasdaq:
PDGM), a biotechnology company, today reported financial results for the third quarter ended September 30, 2002.

For the three months ended September 30, 2002, total revenue decreased 16% to $5.2 million, compared to $6.3 million for the same period in 2001. Despite this revenue decrease, overall profitability slightly improved when compared to the same period last year. For the nine months ended September 30, 2002, total revenue decreased 8% to $16.4 million compared to $17.8 million for the same period in 2001. The decrease in revenue, which we anticipated, resulted primarily from lower throughput in the GeneFunction Factory(TM) under Paradigm's commercial partnership with Bayer AG. This lower throughput was due to Paradigm's shift from the target discovery phase of the Bayer partnership to the assay development phase. The revenue decrease was partially offset by higher throughput in GeneFunction Factory(TM) under the commercial partnership with The Monsanto Company and revenue from the VDDI research collaboration, which was signed in February 2002.

Total operating expenses for the three months ended September 30, 2002 decreased 12% to $9.0 million compared to $10.2 million for the same period in 2001. Total operating expenses for the nine months ended September 30, 2002 were $30.2 million compared to $30.3 million for the same period in 2001. The decrease in operating expenses resulted primarily from our internal restructuring which we completed in April 2002 and continued cost control.

Including non-cash compensation charges, the company reported a third quarter 2002 net loss of $3.9 million, or $0.12 per common share. This compares to a net loss of $4.1 million, or $0.15 per common share, for the same period in 2001. Excluding the non-cash compensation charges, the net loss for the three months ended September 30, 2002 would have been $3.8 million, or $0.12 per common share. For the nine months ended September 30, 2002, the company reported a net loss of $14.2 million, or $0.44 per common share, which includes non-cash compensation charges of $544,000. This compares to a net loss of $12.4 million, or $0.47 per common share, for the same period in 2001.

"In the past 90 days, we set our strategy and secured a key toxicogenomics contract, resulting in the creation of important momentum for the company," said Heinrich Gugger, Ph.D., president and CEO. "This momentum has enabled us to hire two very accomplished executives - Phil Alfano as Chief Financial Officer and Barry Buzogany as General Counsel - thus completing our executive team. We now have the necessary competence and firepower to shift gears from strategy to implementation and to tackle the growth opportunities inherent in our new approach.

"Our goal now is to expand the market access for our suite of proven and emerging technologies. We believe we can significantly improve the research productivity of our existing and future partners by applying our gene expression and biochemical profiling technologies and data coherence tools throughout the full product lifecycle, from early discovery to in-market products."


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Highlights
During the third quarter 2002, Paradigm:

o Received a five-year, $23.8 million toxicogenomics contract from the National Institute of Environmental Health Sciences. The contract is focused on determining how toxicants work and cause damage at the cellular level. The research may result in better methods of risk assessment and compound optimization for both the pharmaceutical and agricultural chemical industries.

o Paradigm and Agilent Technologies Inc. announced the commercial availability of an Arabidopsis microarray kit featuring more than 14,800 plant gene sequences derived from public domain databases. The specific gene sequences contained on one industry-standard glass slide will enable scientists to conduct high-content, genome-wide screening of Arabidopsis thaliana, a model organism used in the research and development of new plants and foods.

o Paradigm's Board of Directors appointed Heinrich Gugger, Ph.D., as President and Chief Executive Officer. Dr. Gugger brings to Paradigm extensive general management experience in a wide variety of industries, including crop protection, electronic materials, and laser applications.

o Paradigm appointed Thomas Colatsky, Ph.D., to the position of Vice President, Healthcare Research. Colatsky brings significant pharmaceutical industry experience to Paradigm, including 17 years at Wyeth-Ayerst, most recently as Vice President, Cardiovascular and Metabolic Disorders, Discovery Research and three years at Physiome Sciences as Executive Vice President and Chief Scientific Officer.

Strategic Actions
In line with Paradigm's efforts to focus its business and restructure its current economics in line with its strategy, the company took the following actions:

o Completed a revision of its research plan in its commercial partnership with Monsanto, providing an improved product to Monsanto, in line with its current agbiotech strategy. This rescope has no effect on the company's cash projection. However, it alters the timing of revenue recognition. The revised partnership better captures efficiencies developed in the GeneFunction Factory(TM) resulting in improved profitability for Paradigm.

o Decided to divest ParaGen, its plant genotyping business. This business is not envisioned as adding to our toxicogenomics and biomarker discovery program. We feel ParaGen will be more attractive to companies focused on plant breeding.

o Decided to sell its fungicide assets, which are not capitalized on the company's books.

o Deferred providing further research services to the fermentation and nutrition industries.

As a result of these strategic actions, Paradigm revises its guidance for fourth quarter 2002 from a $0.12 loss per share to a $0.29 loss per share.

"It is very important to understand that the increase in the fourth quarter 2002 loss is not performance related and does not affect cash flow negatively. Rather, it is a reflection of critical decisions to improve our profitability, sharpen our focus and better position us for 2003 and beyond," said Gugger. "The Monsanto rescope affects the timing, not the amount, of the revenues. The ParaGen divestiture is financially neutral and frees up essential resources."

About Paradigm Genetics
Paradigm is a biotechnology company aiming to increase R&D productivity by focusing its integrated suite of technologies on the product development cycle, from target discovery to subsequent enhancement of the safety and efficacy profiles of development candidates. Paradigm chooses a systems biology approach to understand gene function in the context of biological pathways, to develop assays and biomarkers for molecular diagnostic solutions tailored


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

to the needs of our commercial and government partners. For more information, visit www.paradigmgenetics.com.
      -------------------------

Note: Paradigm will host a conference call at 8:30 a.m. EST on Thursday, November 7, 2002 to review financial results for the three months ended September 30, 2002. This call will be broadcast simultaneously via the Internet at www.paradigmgenetics.com and will be accessible through the investor relations section and homepage of Paradigm's web site through November 21, 2002. Contact Investor Relations at (919) 425-3000 for information on accessing a taped replay via telephone.

                             Financial Charts Follow


------------------------------------------------------------------------------------------------------------------------
                                                PARADIGM GENETICS, INC.
                                          CONDENSED STATEMENTS OF OPERATIONS
                                                      (Unaudited)
------------------------------------------------------------------------------------------------------------------------
                                                                Three Months Ended             Nine Months Ended
------------------------------------------------------------------------------------------------------------------------
                                                                   September 30,                 September 30,
------------------------------------------------------------------------------------------------------------------------
                                                               2002           2001            2002           2001
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Revenues:
------------------------------------------------------------------------------------------------------------------------
Collaborative research agreements                            $ 5,154,581     $ 6,250,701   $ 16,276,221    $ 17,629,795
------------------------------------------------------------------------------------------------------------------------
Grant revenues                                                    74,991              --         74,991         129,729
------------------------------------------------------------------------------------------------------------------------
Total revenues                                                 5,229,572       6,250,701     16,351,212      17,759,524
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
Operating expenses:
------------------------------------------------------------------------------------------------------------------------
Research and development (includes $77,824 and $100,463 of
stock based compensation expense for the three months ended
September 30, 2002 and September 30, 2001, respectively,
and includes $272,362 and $461,244 of stock based
compensation expense for the nine months ended
September 30, 2002 and September 30, 2001, respectively;)      6,388,020       7,382,283     22,146,454      20,713,714
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Selling, general and administrative (includes $50,488 and
$118,317 of stock based compensation expense for the three
months ended September 30, 2002 and September 30, 2001,
respectively, and includes $271,641 and $392,330 of stock
based compensation expense for the nine months ended
September 30, 2002 and September 30, 2001, respectively;)      2,606,069       2,794,433      8,057,482       9,566,756
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Total operating expenses                                       8,994,089      10,176,716     30,203,936      30,280,470
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Loss from operations                                          (3,764,517)     (3,926,015)   (13,852,724)    (12,520,946)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Other income (expense), net
------------------------------------------------------------------------------------------------------------------------
Interest income                                                  233,645         359,787        929,632       1,444,259
------------------------------------------------------------------------------------------------------------------------
Interest expense                                                (312,354)       (490,456)    (1,145,109)     (1,414,488)
------------------------------------------------------------------------------------------------------------------------
(Loss) Gain on sale of assets                                    (89,743)             --        (89,743)        126,671
------------------------------------------------------------------------------------------------------------------------
Other income (expense), net                                     (168,452)       (130,669)      (305,220)        156,442
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Net loss                                                     $(3,932,969)     (4,056,684)  $(14,157,944)    (12,364,504)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Net loss per share -  basic and diluted                           $(0.12)         $(0.15)        $(0.44)          (0.47)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Weighted average common shares outstanding - basic and
diluted                                                       31,993,748      26,347,387     31,958,180      26,254,351
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------






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


----------------------------------------------------------------------------------------------------------------------------
                                                  Paradigm Genetics, Inc.
                                                2002 Third-Quarter Results
                                               Condensed Balance Sheet Data
----------------------------------------------------------------------------------------------------------------------------
                                                                              September 30,                    December 31,
                                                                                  2002                             2001
                                                                               (unaudited)
----------------------------------------------------------------------------------------------------------------------------
Assets:
----------------------------------------------------------------------------------------------------------------------------
Cash, cash equivalents, short-term investments                                   $ 9,369,282                    $10,735,521
----------------------------------------------------------------------------------------------------------------------------
Other current assets                                                               8,706,076                      8,497,284
----------------------------------------------------------------------------------------------------------------------------
            Total Current Assets                                                  18,075,358                     19,232,805
----------------------------------------------------------------------------------------------------------------------------
Long term investments                                                             14,090,225                     32,256,050
----------------------------------------------------------------------------------------------------------------------------
Property plant & equipment net                                                    24,255,062                     27,854,068
----------------------------------------------------------------------------------------------------------------------------
Other noncurrent assets                                                            5,389,932                      5,744,086
----------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                     $61,810,577                    $85,087,009
----------------------------------------------------------------------------------------------------------------------------
Liabilities and Stockholders' Equity (Deficit):
----------------------------------------------------------------------------------------------------------------------------
Current liabilities                                                               17,452,421                     24,164,651
----------------------------------------------------------------------------------------------------------------------------
Long-term obligations                                                              4,343,523                      7,678,395
----------------------------------------------------------------------------------------------------------------------------
Stockholders' equity                                                              40,014,633                     53,243,963
----------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity (Deficit)                             $61,810,577                    $85,087,009
----------------------------------------------------------------------------------------------------------------------------

This press release contains forward-looking statements, including statements regarding Paradigm's ability to increase R&D productivity by focusing its integrated suite of technologies on the product development cycle, from target discovery to the subsequent enhancement of the safety and efficacy profiles of development candidates; the ability of the company to understand gene function in the context of biological pathways; the prospects of Paradigm to develop assays and biomarkers for molecular diagnostic solutions tailored to the needs of its partners; Paradigm's ability to meet or exceed the expectations of its partners and customers; as well as Paradigm's prospects for growth and innovation. Such forward-looking statements are based on management's current expectations and are subject to a number of risks, factors and uncertainties that may cause actual results, events and performance to differ materially from those referred to in the forward-looking statements. These risks, factors and uncertainties include, but are not limited to, Paradigm's early stage of development, history of net losses, technological and product development uncertainties, reliance on research collaborations, uncertainty of additional funding and ability to protect its patents and proprietary rights. Certain of these and other risks are identified in Paradigm's Form 10-Q for the quarter ended June 30, 2002, filed with the Securities and Exchange Commission. The Company does not intend to update any of the forward-looking statements after the date of this release to conform these statements to actual results or to changes in our expectations, except as may be required by law.

                                    -- end --

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